Exhibit 99.1
Gossamer Bio, Inc. Announces Extension of Early Tender Date for Exchange Offer and Consent Solicitation with Respect to Existing Convertible Notes

San Diego, California. (June 2, 2026) – Gossamer Bio, Inc. (NASDAQ: GOSS) (the “Company” or “Gossamer”), a biopharmaceutical company focused on the development and commercialization of seralutinib for the treatment of pulmonary arterial hypertension (PAH) and pulmonary hypertension associated with interstitial lung disease (PH-ILD), today announced that it has extended the early tender date (as extended, the “Extended Early Tender Date”) until 5:00 p.m., New York City time, on June 2, 2026 with respect to its previously announced exchange offer (the “Exchange Offer”) and consent solicitation (the “Consent Solicitation”) to exchange any and all of its 5.00% Convertible Senior Notes due 2027 (the “Existing Convertible Notes”) for a pro rata portion of (i) up to $72.0 million in aggregate principal amount of its new 7.50% Convertible Senior Secured First Lien Notes due 2030 (the “New Convertible Notes”), (ii) up to 317,647,058 shares of its common stock (the “Common Stock”) or, in lieu of issuing shares of Common Stock to the extent such shares would cause any Eligible Holder (as defined below) to beneficially own greater than 9.99% of the outstanding Common Stock, prefunded warrants to purchase shares of Common Stock (the “Prefunded Warrants” and, together with the Common Stock, the “Equity Securities”) and (iii) with respect to Eligible Holders who tender prior to the Extended Early Tender Date, warrants to purchase shares of Common Stock (the “Purchase Warrants” and, together with the New Convertible Notes and Equity Securities, the “Offered Securities”). As a result, the Company also announced that the expected early settlement date of the Exchange Offer, if any, is now expected to occur on June 4, 2026, the second business date immediately following the Extended Early Tender Date. The deadline to validly withdraw tenders of the Existing Convertible Notes was not extended by the Company, and expired at 5:00 p.m., New York City time, on June 1, 2026 (the “Withdrawal Deadline”). As a result, and because the Withdrawal Deadline is not being extended, tenders of the Existing Convertible Notes and related consents may no longer be withdrawn, except in limited circumstances where additional withdrawal rights are required by law.
As of 5:00 p.m., New York City time, on June 1, 2026, based on information provided by D.F. King & Co., Inc., which is acting as the exchange agent and information agent for the Exchange Offer (the “Exchange Agent”), $181,052,000 in aggregate principal amount of Existing Convertible Notes was validly tendered in the Exchange Offer and not validly withdrawn (such notes, the “Early Tendered Notes”) and related consents to the Proposed Amendments, as defined in the offering memorandum relating to the Exchange Offer and Consent Solicitation (the “Offering Memorandum”), were validly delivered and not validly withdrawn as of such time. It is a condition to the Exchange Offer that a minimum of 98% of the aggregate principal amount of Existing Convertible Notes be validly tendered (and, if applicable, not validly withdrawn).
Holders of Existing Convertible Notes that validly tender their Existing Convertible Notes prior to the Extended Early Tender Date will be entitled to the Total Consideration, including the Early Exchange Premium, as defined in the Offering Memorandum. The Expiration Deadline for the Exchange Offer remains 5:00 p.m., New York City time, on June 16, 2026 (such time and date, as the same may be extended, the “Expiration Deadline”), unless extended or earlier terminated. If all conditions to the Exchange Offer have been or are concurrently satisfied or waived at or prior to the Expiration Deadline, unless extended, the Company will accept for exchange any remaining Existing Convertible Notes that were validly tendered in the Exchange Offer following the Extended Early Tender Date and at or prior to the Expiration Deadline (the date of such exchange, the “Final Settlement Date”). The Final Settlement Date, if any, will be promptly after the Expiration Deadline and is currently expected to occur on June 18, 2026, the second business day immediately following the Expiration Deadline. Except as set forth herein, all other terms and conditions of the Exchange Offer and Consent Solicitation remain unchanged as set forth in the Offering Memorandum.
The Exchange Offer and Consent Solicitation may each be amended or further extended at any time prior to the Expiration Deadline and for any reason, and may be terminated or withdrawn if any of the conditions of the Exchange Offer and Consent Solicitation are not satisfied or waived by the Expiration Deadline (as it may be extended), subject to applicable law and, if applicable, the terms of the Transaction Support Agreement. Subject to applicable law and, if applicable, the terms of the Transaction Support Agreement, the Company may extend the Expiration Deadline at any time.
The New Convertible Notes, Purchase Warrants, Prefunded Warrants and shares of Common Stock offered in the Exchange Offer are being offered only to holders of Existing Convertible Notes that are “qualified institutional buyers” as defined in Rule 144A under the Securities Act (“Eligible Holders”).
Cantor Fitzgerald & Co. is acting as exclusive capital markets and financial advisor, sole dealer manager and sole solicitation agent to the Company (the “Dealer Manager”) in connection with the Exchange Offer and Consent Solicitation. D.F. King & Co., Inc. is acting as the exchange agent and the information agent (the “Exchange Agent”) in connection with the Exchange Offer and Consent Solicitation. Questions concerning the Exchange Offer and Consent Solicitation may be directed to the Dealer Manager at 110 East 59th Street, New York, NY 10022, email: elcm@cantor.com or to the Exchange Agent at 28 Liberty Street, 53rd Floor, New York, NY 10005, tel: (866) 620-9554 or (646) 582-7109, e-mail: goss@dfking.com. The eligibility letter is available electronically at: www.dfking.com/goss. Eligible Holders should also consult their broker, dealer, commercial bank, trust company or other institution for assistance concerning the Exchange Offer and Consent Solicitation. Latham & Watkins LLP is acting as legal counsel to the Company in connection with the Exchange Offer and Consent Solicitation. Akin Gump Strauss Hauer & Feld LLP is acting as legal counsel to certain holders of Existing Convertible Notes that are party to the Transaction Support Agreement. DLA Piper LLP (US) is acting as legal counsel to the Dealer Manager for the Exchange Offer and Consent Solicitation.
Only Eligible Holders may receive a copy of the offering memorandum relating to the Exchange Offer and Consent Solicitation and participate in the Exchange Offer and Consent Solicitation. None of the Company, the Dealer Manager, the Exchange Agent, any trustee or collateral agent for the Existing Convertible Notes or New Convertible Notes, or any affiliate of any of them makes any recommendation as to whether any Eligible Holder of Existing Convertible Notes should exchange or refrain from exchanging the principal amount of such Eligible Holder's Existing Convertible Notes in the Exchange Offer or submit consents in the Consent Solicitation. No one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision whether to tender Existing Convertible Notes in the Exchange Offer or submit consents in the Consent Solicitation. No Eligible Holder may tender less than all of its Existing Convertible Notes in the Exchange Offer.

The offering, issuance and sale of the Offered Securities has not been, and will not be, registered under the Securities Act of 1933, as amended, or any other securities laws. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, the New Convertible Notes, shares of Common Stock (or Prefunded Warrants) and Purchase Warrants offered in the Exchange Offer, the shares of Common Stock issuable upon conversion of the New Convertible Notes, Prefunded Warrants or Purchase Warrants, the Existing Convertible Notes or any other securities, nor will there be any sale of such securities or any other securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful.
About Gossamer Bio

Gossamer Bio is a biopharmaceutical company focused on the development of treatments for pulmonary hypertension. Its goal is to be an industry leader in, and to enhance the lives of patients living with, pulmonary hypertension.
Gossamer Bio Forward Looking Statements

The Company cautions you that statements contained in this press release regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the Company’s Exchange Offer and Consent Solicitation relating to its Existing Convertible Notes, including the extension of the early tender date and the timing and anticipated benefits thereof; and the Company’s ability to consummate the Exchange Offer. The inclusion of forward-looking statements should not be regarded as a representation by Gossamer that any of its plans will be achieved. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in Gossamer’s business, including, without limitation: the Company may not be able to complete the Exchange Offer on the anticipated timeline or at all, and the Company may not realize the anticipated benefits therefrom; and other risks described in the Company’s prior press releases and the Company’s filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in the Company’s annual report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Gossamer undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
For Investors and Media:

Bryan Giraudo, Chief Financial Officer & Chief Operating Officer
Gossamer Bio Investor Relations
ir@gossamerbio.com